SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-KA

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 15, 2002

                             RATEXCHANGE CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                        1-15831                 11-2936371
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(State or Other Jurisdiction           (Commission              (IRS Employer
     of Incorporation)                 File Number)          Identification No.)

        100 Pine Street, Suite 500, San Francisco, California       94111
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              (Address of Principal Executive Offices)          (Zip Code)

        Registrant's telephone number, including area code (415) 274-5650
                                                           --------------

                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

     The Audit Committee of the Board of Directors of Ratexchange Corporation (Ratexchange or the Company) annually considers and recommends to the Board of Directors the selection of the Company's independent public accountants. As recommended by Ratexchange's Audit Committee, the Company's Board of Directors decided to no longer engage Arthur Andersen LLP (Andersen) as Ratexchange's independent public accountants on April 2, 2002. The Board of Directors engaged Ernst & Young LLP to serve as the Company's independent public accountants on April 2, 2002. The appointment of Ernst & Young LLP is subject to ratification by the Company's stockholders at the 2002 annual meeting scheduled for May 30, 2002.

     Andersen's reports on Ratexchange's consolidated financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Andersen issued an unqualified report dated February 26, 2002 on Ratexchange's 2001 consolidated financial statements.

     During the Company's two most recent fiscal years and through the date of this report on Form 8-KA, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on Ratexchange's consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

     Ratexchange provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.2 is a copy of Andersen's letter, dated April 15, 2002, stating its agreement with such statements.

     During Ratexchange's two most recent fiscal years and through the date of this report on Form 8-KA, Ratexchange did not consult Ernst & Young LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Ratexchange's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7. EXHIBITS

Exhibit Number    Description
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16.2              Letter from Arthur Andersen LLP to the Securities and Exchange
                  Commission Dated April 15, 2002

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             RATEXCHANGE CORPORATION


Date: April 15, 2002                         By: /s/ D. Jonathan Merriman
                                                 -------------------------------
                                             D. Jonathan Merriman
                                             Chairman of the Board and
                                             Chief Executive Officer